SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 22, 2003

Stratasys, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13400	36-3658792
(Commission File Number)	(IRS Employer Identification No.)

14950 Martin Drive, Eden Prairie, Minnesota	55344
(Address of Principal Executive Offices)	(Zip Code)

(952) 937-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

     Exhibit 99.1 — Stratasys, Inc., Press Release, issued April 22, 2003.

Item 9. Regulation FD Disclosure.

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure” and Item 12, “Disclosure of Results of Operations and Financial Condition.”

On April 22, 2003, Stratasys, Inc. (“Stratasys”) issued a press release announcing its first-quarter 2003 earnings. A copy of Stratasys’s press release is attached to this report as Exhibit 99.1 and incorporated by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATASYS, INC. (Registrant)

Date: April 23, 2003	By: /s/ Thomas W. Stenoien

Thomas W. Stenoien
Executive Vice President and
Chief Financial Officer

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